SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2007

CorVu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-29299	41-1457090
(Commission File Number)	(IRS Employer Identification No.)

3400 West 66th Street
Edina, Minnesota 55435
(Address of Principal Executive Offices and Zip Code)

(952) 944-7777
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 5, 2007, CorVu Corporation (“Company”), Rocket Software, Inc. (“Parent”) and Rocket Software Minnesota, Inc., a wholly-owned subsidiary of Parent (“Newco”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). If the Merger Agreement is approved by the Company’s shareholders and certain other conditions to the closing of the merger are satisfied, Newco will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”).

The Merger Agreement provides that at the effective time of the Merger, each outstanding share of Common Stock of the Company will be converted into the right to receive $0.40 in cash, without interest, and each outstanding share of Series B Convertible Preferred Stock will be converted into the right to receive $1.00 plus (B) the amount obtained by dividing the per share merger consideration payable per share of Common Stock ($0.40) by 0.3 (carried out to five decimal places).

The Merger has been approved by a Special Committee of the Board of Directors of the Company. The consummation of the Merger is subject to various conditions, including the receipt of approval from the Company’s shareholders. This description of the Merger Agreement is not complete and is qualified by reference to the Merger Agreement, a copy of which is attached to this Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The Company’s Common Stock is currently registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and quoted on the Over-The-Counter Bulletin Board (“OTCBB”) under the symbol “CRVU.” As a result of the merger, the Company will be a privately-held corporation, and there will be no public market for its shares. After the merger, the Company’s shares will cease to be quoted on the OTCBB, the Company will no longer be required to file periodic reports with the Securities and Exchange Commission (the “SEC”), and the registration of the Company’s shares under the Exchange Act will be terminated.

In connection with the proposed merger, the Company will file a proxy statement addressed to the Company’s shareholders with the SEC. Investors and shareholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed with the SEC by the Company at the SEC’s web site at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements: None.
(b) Pro forma financial information: None.
(c) Shell company transactions: None.
(d) Exhibits:
2.1	Agreement and Plan of Merger by and among Rocket Software, Inc., Rocket Software Minnesota, Inc. and CorVu Corporation dated as of March 5, 2007
99.1	Press release dated March 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVU CORPORATION

Date: March 5, 2007	By:	/s/ David C. Carlson
David C. Carlson
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

EXHIBIT INDEX
to
FORM 8-K

CorVu Corporation

Date of Report:	Commission File No.:
March 5, 2007	0-29299

Exhibit No.	ITEM

2.1	Agreement and Plan of Merger by and among Rocket Software, Inc., Rocket Software Minnesota, Inc. and CorVu Corporation dated as of March 5, 2007

99.1	Press release dated March 5, 2007